                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 19, 1999



                      Ticketmaster Online-CitySearch, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            0-25041                95-4546874
   --------                         -------------             ----------
(State or other                      (Commission             (IRS Employer
jurisdiction of                      File Number)         Identification No.)
 incorporation)


          790 E. Colorado Boulevard, Suite 200, Pasadena, CA        91101
          --------------------------------------------------        -----
                (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (626) 405-0050

Item 5.  Other Events

     On July 19, 1999, the Registrant issued a press release announcing the signing of an agreement with Microsoft Corporation ("Microsoft") pursuant to which the Registrant will acquire the entertainment city guide portion of MSN(TM) Sidewalk(R). The full text of the press release is set forth in Exhibit
99.1 hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.


          (c)    Exhibits

              Exhibit No.                              Description
         ---------------------           --------------------------------------
                 99.1                         Press Release dated July 19, 1999




                                                                         PAGE 1

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      TICKETMASTER ONLINE-CITYSEARCH, INC.


Date:  August 3, 1999                    By: /s/ Tom McInerney
                                            ---------------------------------
                                         Tom McInerney
                                         Chief Financial Officer




                               INDEX TO EXHIBITS

              Exhibit No.                              Description
         ---------------------           --------------------------------------
                 99.1                         Press Release dated July 19, 1999



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